Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Keane, Inc. for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John J. Leahy, the Executive Vice President of Finance and Chief Financial Officer and Interim President and Chief Executive Officer of Keane, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.            the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.            the information contained in the Report fairly presents, in all material respects, our financial condition and results of operation.

May 10, 2006	/s/ JOHN J. LEAHY
John J. Leahy Executive Vice President of Finance and Administration and Chief Financial Officer and Interim President and Chief Executive Officer